UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 16, 2004

ST. JUDE MEDICAL, INC.
(Exact name of registrant as specified in its chapter)

Minnesota (State or other jurisdiction of incorporation)	0-8672 (Commission File Number)	41-1276891 (IRS Employer Identification No.)

One Lillehei Plaza, St. Paul, MN (Address of principal executive offices)	55117 (Zip Code)

Registrant’s telephone number, including area code (651) 483-2000

Not applicable
(Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure

On August 16, 2004, the registrant issued a press release concerning a share repurchase program of up to $300 million of its outstanding common stock; a copy of which is furnished herewith as Exhibit 1.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JUDE MEDICAL, INC.

Date:  August 17, 2004

By: /s/   Kevin T. O’Malley

Kevin T. O’Malley

Vice President and

General Counsel

                                                        EXHIBIT INDEX

Exhibit                                            Description of Exhibit

    1                                                 Press Release, dated August 16, 2004